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                                                                   EXHIBIT 4.1

FACE
COMMON STOCK    COMMON STOCK
CPI
INCORPORATED UNDER THE LAWS OF
THE STATE OF CALIFORNIA
SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES,
PRIVILEGES AND RESTRICTIONS, IF ANY
CUSIP 22674V10 0


THIS CERTIFIES THAT    is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF CRITICAL PATH, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
CHIEF FINANCIAL OFFICER    CHIEF EXECUTIVE OFFICER AND PRESIDENT
COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 80201

BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE
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BACK

CRITICAL PATH, INC.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM    -    as tenants in common
        TEN ENT    -    as tenants by the entireties
        JT TEN     -    as joint tenants with right of
                        survivorship and not as tenants
                        in common



           UNIF GIFT MIN ACT  -  ...........Custodian.........................
                 (Cust)                           (Minor)
                     under Uniform Gifts to Minors
                     Act ...............................................
                                           (State)

           UNIF TRF MIN ACT  -  ..........Custodian (until age ................)
                 (Cust)
                    ............................ under Uniform Transfers
                                (Minor)
                    to Minors Act ..............................................
                                                       (State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                                    hereby sell, assign
and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

     Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed


By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.